UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2026

CareCloud, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCLD	Nasdaq Global Market
8.75% Series B Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement

On April 13, 2026, CareCloud, Inc. (the “Company”) entered into a Credit Agreement (the “Credit Agreement”) with Citizens Bank, N.A., as administrative agent, issuing bank and a lender (“Citizens”), Provident Bank, as a lender (“Provident”), and the other parties thereto, which provides for a $40.0 million term loan facility and a $10.0 million revolving credit facility (collectively, the “Credit Facility”).

The term loan facility and the revolving credit facility each mature on the fourth anniversary of the closing date. The term loan amortizes in equal monthly principal installments beginning June 1, 2026. Borrowings under the Credit Facility bear interest at rates based on Term SOFR, Daily Simple SOFR or the alternate base rate, in each case plus the applicable margin. The Credit Facility contains customary affirmative and negative covenants, including financial covenants, and customary events of default. The obligations under the Credit Facility are guaranteed by certain of the Company’s subsidiaries and are secured by substantially all of the Company’s and such guarantors’ assets.

As a post-closing condition, within 45 days from the closing date, Mahmud Haq, the Company’s Executive Chairman, will enter into a Securities Account Pledge Agreement in favor of Citizens, as administrative agent, pursuant to which he will pledge certain securities accounts as additional collateral support for the Credit Facility. In consideration for this pledge, Mr. Haq will receive a warrant exercisable for 4,300,000 shares of common stock of the Company at a strike price of $5.00 per share (the “Warrant”). This Warrant will have a term of five years and will have customary anti dilution provisions and a net share settlement feature. Upon execution and delivery of the Securities Account Pledge Agreement and the Warrant, the Company will file an amendment to this Current Report on Form 8-K to include the executed Securities Account Pledge Agreement and Warrant as exhibits hereto.

The proceeds of the Credit Facility will be used for general corporate purposes, including the redemption of the Company’s outstanding 8.75% Series B Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”). Such redemption is described further in Item 8.01 below.

The foregoing descriptions of the Credit Facility, the Securities Account Pledge Agreement and Warrant do not purport to be complete and are qualified in their entirety by reference to the definitive agreements, copies of which are attached hereto, or upon execution, will be attached to an amendment thereto, as exhibits and are incorporated herein by reference.

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ATM Agreement

Also, on April 13, 2026, the Company entered into an At The Market Offering Agreement (the “ATM Agreement”) with Citizens JMP Securities, LLC (“Citizens”), pursuant to which the Company may offer and sell shares of its common stock having an aggregate offering price of up to $60 million (the “Shares”) from time to time through or to Citizens, acting as sales agent or principal.

The Shares will be offered pursuant to an effective shelf registration statement on Form S-3 (File No. 333-286431) and a prospectus supplement filed on April 14, 2026.

Upon the entry into a separate Terms Agreement (as defined in the ATM Agreement) and subject to the terms and conditions of the ATM Agreement, Citizens may sell the Shares by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act of 1933, as amended, including, without limitation, sales made through The Nasdaq Global Market or on any other existing trading market for the Company’s common stock. Citizens will use commercially reasonable efforts to sell the Shares from time to time, based upon instructions from the Company. Under the terms of the ATM Agreement, Citizens will be entitled to a commission of 3.0% of the gross proceeds from any Shares sold under the ATM Agreement. The Company has also provided Citizens with customary indemnification and contribution rights.

The Company is not obligated to sell any Shares under the ATM Agreement and intends to use any proceeds from sales made under the ATM Agreement for general corporate purposes, which may include funding potential acquisitions, loan repayments, organic growth initiatives, capital expenditures, investments and general working capital, as well as redemption of our preferred stock.

Song P.C., counsel to the Company, has issued a legal opinion relating to the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The foregoing description of the ATM Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached hereto as Exhibit 10.13 and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information set forth under Item 1.01 of this Current Report on Form 8-K regarding the future issuance of the Warrant is incorporated herein by reference into this Item 3.02. The Warrant and the shares issuable upon exercise thereof will be issued in reliance on the applicable exemption from registration under the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On April 14, 2026, the Company announced that it has elected to redeem 1,511,372 shares (the “Redeemed Shares”) of its Series B Preferred Stock, consisting of all of the issued and outstanding shares of its Series B Preferred Stock, pursuant to the Certificate of Designation governing the Series B Preferred Stock.

The Company has set a redemption date of May 15, 2026 (the “Redemption Date”), following the required 30-day notice period. The redemption is being made pursuant to the Company’s optional redemption right set forth in Section 6(b) of the Certificate of Designations.

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The Redeemed Shares will be redeemed at a cash redemption price of $25.25 per share, plus all accrued and unpaid dividends (whether or not declared) up to, but not including, the Redemption Date in an amount equal to $2.27 per share, for a total payment of $27.52 per share. From and after the Redemption Date, dividends on the Redeemed Shares will cease to accumulate, the Redeemed Shares will no longer be outstanding, and all rights of the holders of such shares will terminate, except the right of the holders to receive the cash payable upon such redemption, without interest.

This Current Report on Form 8-K is intended, in part, to provide public notice of the Company’s election to redeem the Series B Preferred Stock. Notice has been given to Nasdaq and DTCC regarding the redemption.

On April 14, 2026, the Company issued a press release and a notice of redemption announcing the redemption of the Series B Preferred Stock. A copy of the press release and notice of redemption are attached as Exhibit 99.1 and Exhibit 10.14 and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s redemption of preferred securities, financing arrangements, and future financial performance. Actual results may differ materially due to various risks and uncertainties.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

5.1	Opinion of Song P.C.
10.1	Credit Agreement dated April 13, 2026 by and among CareCloud, Inc. and Citizens Bank, N.A. as administrative agent.
10.2	Pledge and Security Agreement
10.3	Pledge Agreement
10.4	Citizen Term Loan Note
10.5	Provident Term Loan Note
10.6	Citizens Revolving Loan Note
10.7	Provident Revolving Loan Note
10.8	Swingline Loan Note
10.9	Trademark Security Agreement
10.10	Guarantee Agreement
10.11	Copyright Security Agreement
10.12	Patent Security Agreement
10.13	At The Market Offering Agreement, dated April 13, 2026, by and between CareCloud, Inc. and Citizens JMP Securities, LLC
10.14	Notice of Redemption
23.1	Consent of Song P.C. (included in exhibit 5.1 above)
99.1	Press Release dated April 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareCloud, Inc.

Date: April 14, 2026	By:	/s/ Norman Roth
Norman Roth
Interim Chief Financial Officer and Corporate Controller

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